[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GLOBAL
                               EQUITY FUND

                               ANNUAL REPORT o OCTOBER 31, 1999

                   -----------------------------------------
                       MUTUAL FUND GIFT KITS (see page 35)
                   -----------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended October 31, 1999, Class A shares of the Fund provided a total return of 15.82%, Class B shares 14.90%, Class C shares 14.88%, Class I shares 16.02%, and Class J shares 15.27%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

For the same period, the Morgan Stanley Capital International (MSCI) World Index, a broad, unmanaged index of global equities, returned 25.24% and the average global fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 28.13%.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A. The Fund continued to benefit from the strong performance of global equity markets, and fared well over the last half of the fiscal year relative to the index and its competitors. However, its overall 12-month performance was hampered by several factors, all of which exerted their influence in the first half of the fiscal year. They included the strength of the U.S. dollar, which ate into the Fund's gains in overseas stocks when translated back into dollars and magnified any declines in our overseas positions. Global market trends also went against the Fund in the first half of the fiscal year, while large-company growth stocks provided the strongest performance. Although the Fund has a bias toward large-cap stocks, we were not invested in the narrow grouping of mega-cap stocks that provided the highest returns over the period because we were concerned about their high valuations. In the first six months, the market gravitated away from growth stocks and toward cyclical stocks poised to benefit from the global economic rebound.

    The good news is that the Fund's relative performance improved in the second half of the fiscal year. The currency situation stabilized among the dollar, the yen, and the euro. That has been a positive relative factor because the Fund has had fewer dollar-based investments than the MSCI World Index. In addition, the stock markets worldwide have broadened over the past six months to include small- and mid-capitalization issues.

Q.  WHERE HAVE YOU FOUND INVESTMENT OPPORTUNITIES OVER THE PAST SIX MONTHS?

A. We increased our position in the utilities and telecommunications area to 17.4% of the Fund at the end of the period, and that helped quite a bit. Our investments in this area were focused on wireless communications companies. Subscriber growth was higher than expected, bolstered by improvements in wireless data transmission as well as voice communications. The Fund's allocation to these stocks included Mannesmann in Germany and NTT Mobile Communications Network in Japan, the Fund's largest holding. I'd also highlight the computer software area. During the first half of the fiscal year, stock prices of our U.S. holdings in this area declined due to uncertainty over the impact of possible Year 2000 (Y2K) computer problems. However, we used that as an opportunity to buy more of these stocks, and our patience with companies such as BMC Software, Computer Associates, and Compuware paid off. Investors became more optimistic as the companies met their earnings targets, and the stocks enjoyed significant share price gains.

Q.  WERE THERE PARTICULAR SECTORS THAT STRUGGLED?

A. Financial services stocks generally continued to lag due to concerns about interest rates and questions about what would happen to asset quality in developed nations if their economies were to slow. Fortunately, the Fund has invested less in the financial services industry than the index has, especially in the banking industry. On the other hand, we had more invested in U.S. insurance companies, including Hartford Financial and ReliaStar Financial. These positions paid off late in the period, with the passage of legislation razing barriers that had prohibited banks, insurance companies, and other financial services firms from engaging in each others' businesses.

    Even with the worst news behind us, we have been able to find opportunities in Asia such as Singapore banks. Examples include Development Bank of Singapore (DBS) and Overseas Union Bank. These stocks were selling at attractive valuations at a time when they looked poised to benefit from improvements in their asset quality.

Q. TECHNOLOGY STOCKS MAKE UP THE LARGEST SECTOR IN THE FUND. WHAT CAN YOU TELL US ABOUT THOSE INVESTMENTS?

A. I'd highlight the Fund's stake in the computer software companies previously mentioned as well as some of the large Japanese companies in the portfolio, including Hitachi, Toshiba, and Fujitsu. These are restructuring stories. For some time, well-established Japanese firms such as Toshiba and Fujitsu have been undermanaged and involved in too many businesses that didn't produce results. Now, they have been showing a drive toward divesting or restructuring unprofitable businesses and focusing on their strengths. By doing so, we believe the companies should dramatically enhance their growth rates. Their stocks have done very well in response.

Q. THE FUND'S WEIGHTINGS IN JAPAN INCREASED OVER THE PAST SIX MONTHS, FROM 8.8% TO 13%. WAS THAT MARKET PARTICULARLY ATTRACTIVE?

A. It's important for shareholders to remember that we choose investments for the Fund one by one, focusing on the prospects of individual companies. It sometimes turns out that a number of attractive investments emerge in a particular sector, given the trends within that sector. But country or regional weightings are strictly a byproduct of our bottom-up, company-by-company research.

    That being said, our underweighting in Japan hurt our performance slightly in the first half of the period when that stock market rebounded. However, we did hold some Japanese stocks that performed very well, such as NTT Mobile Communications Network. Over the past six months, the Fund's investments in Japan slowly increased as we found more companies that fit into the restructuring theme demonstrated by Toshiba. In addition, we've gained a modicum of confidence that Japan is nearing a trough and could start to see some economic improvement going forward.

    Looking at other regions, at around 34% of net assets, the Fund was underweight in the United States relative to the index, which carried about 50% in U.S. stocks. Again, this allocation, as well as our overweighting in Continental Europe, was strictly a byproduct of stock picking, rather than a call on the markets. The Fund has been overweighted in Europe for some time. On a price-to-earnings basis, European stocks historically have offered similar growth rates to their U.S. counterparts, but have traded at 10% to 15% discounts to U.S. stocks. That's why we feel those markets may offer more opportunities.

Q.  WHAT IS YOUR OUTLOOK?

A. Looking at the portfolio, we are optimistic because we believe we have paid below-average prices for above-average earnings growth. That is, our expected growth rate for the average company in the Fund is higher than the average growth rate found in the market.

    Overall, we believe 1999 will be another good year for global markets. Part of this year's advance was driven by better-than-expected earnings growth in the United States. As such, we are uncertain how much higher U.S. stock valuations can go. Nevertheless, we remain optimistic regarding corporate earnings growth, particularly in Europe. There, company managements are focused on restructuring and improving returns on capital, strategies that have been pursued successfully by corporate America for some time.

    We also may be approaching a point at which we consider investing in emerging markets again. We've de-emphasized this area over the recent past, with the Fund presently holding only minor positions in Greece and Mexico. However, we could become more attracted to individual companies in emerging markets if we are comfortable with the stability of the individual country market.

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
                        STOCKS OF U.S. AND NON-U.S. ISSUERS.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  DECEMBER 29, 1986

CLASS INCEPTION:        CLASS A  SEPTEMBER 7, 1993
                        CLASS B  DECEMBER 29, 1986
                        CLASS C  JANUARY 3, 1994
                        CLASS I  JANUARY 2, 1997
                        CLASS J  JULY 7, 1999

SIZE:                   $721.0 MILLION NET ASSETS AS OF OCTOBER 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 1999)

                   MFS Global Equity
                    Fund - Class B               MSCI World Index
                   ------------------            ----------------
10/89                  $10,000                       $10,000
10/91                   10,832                        10,399
10/93                   14,098                        12,666
10/95                   16,286                        15,076
10/97                   22,571                        20,636
10/99                   27,687                        29,898

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH OCTOBER 31, 1999

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +15.82%      +50.36%      +93.32%      +192.25%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +15.82%      +14.56%      +14.09%      + 11.32%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 9.16%      +12.32%      +12.75%      + 10.66%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +14.90%      +46.87%      +85.43%      +176.87%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +14.90%      +13.67%      +13.15%      + 10.72%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +10.90%      +12.89%      +12.90%      + 10.72%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +14.88%      +46.85%      +85.73%      +177.49%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +14.88%      +13.66%      +13.18%      + 10.74%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +13.88%      +13.66%      +13.18%      + 10.74%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +16.02%      +51.18%      +90.86%      +184.98%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +16.02%      +14.77%      +13.80%      + 11.04%
---------------------------------------------------------------------------------------------------------

CLASS J
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +15.27%      +47.34%      +86.02%      +177.75%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +15.27%      +13.79%      +13.22%      + 10.76%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +11.81%      +12.64%      +12.53%      + 10.42%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average global fund*                                    +28.13%      +15.73%      +14.06%      + 10.89%
---------------------------------------------------------------------------------------------------------
MSCI World Index+                                       +25.24%      +19.29%      +16.89%      + 11.57%
---------------------------------------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1999

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                                   18.6%
               UTILITIES & COMMUNICAITONS                   17.4%
               FINANCIAL SERVICES                           16.1%
               RETAILING                                     7.4%
               LEISURE                                       7.3%

TOP 10 STOCK HOLDINGS

NTT MOBILE COMMUNICATIONS NETWORK, INC.  4.1%      GALILEO INTERNATIONAL, INC.  2.0%
Japanese mobile phone company                      U.S. Electronic global distribution services
                                                   provider
CABLE & WIRELESS COMMUNICATIONS PLC  2.5%
U.K. cable company                                 TOTAL FINA S.A.  2.0%
                                                   French Integrated oil company
COMPUTER ASSOCIATES INTERNATIONAL, INC.  2.5%
U.S. Computer software company                     ASTRAZENECA GROUP PLC  1.9%
                                                   U.K. Pharmaceuticals manufacturer
MANNESMANN AG  2.3%
German industrial and telecommunications company   SAAB AB  1.9%
                                                   Swedish aircraft manufacturer
RELIASTAR FINANCIAL CORP.  2.3%
U.S. Life and health insurance company             UBS AG  1.9%
                                                   Swiss bank

PORTFOLIO OF INVESTMENTS -- October 31, 1999

Stocks - 93.9%
----------------------------------------------------------------------------
ISSUER                                             SHARES              VALUE
----------------------------------------------------------------------------
Foreign Stocks - 59.4%
  Australia - 1.4%
    QBE Insurance Group Ltd. (Insurance)        2,493,879       $ 10,408,603
----------------------------------------------------------------------------
  Canada - 2.0%
    BCE, Inc. (Telecommunications)*                99,700       $  6,003,412
    Canadian National Railway Co. (Railroads)     265,000          8,082,500
                                                                ------------
                                                                $ 14,085,912
----------------------------------------------------------------------------
  Finland - 1.7%
    Helsingin Puhelin Oyj (Telecommunications)    168,475       $  7,998,391
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                       110,850          2,331,176
    Perlos Oyj Corp. (Electronics)*                69,760          1,144,302
    Pohjola Group Insurance Corp. (Insurance)      13,720            735,756
                                                                ------------
                                                                $ 12,209,625
----------------------------------------------------------------------------
  France - 8.9%
    Bouygues S.A. (Construction)*                  13,950       $  4,855,251
    Castorama Dubois Investisse (Stores)           28,329          8,483,609
    Pernod Ricard Co. (Beverages)                 116,700          7,877,988
    Rhone-Poulenc S.A. (Pharmaceuticals)          114,500          6,405,110
    Sanofi - Synthelabo S.A. (Medical
      and Health Products)*                       131,527          5,801,714
    Television Francaise (Entertainment)           23,400          7,332,323
    Total Fina S.A., "B" (Oils)                    99,800         13,484,756
    Union des Assurances Federales S.A.
      (Insurance)                                  49,690          6,395,284
    Wavecom S.A., ADR (Electronics)*              168,320          3,282,240
                                                                ------------
                                                                $ 63,918,275
----------------------------------------------------------------------------
  Germany - 3.4%
    GfK AG (Business Services)*                     4,875       $    137,635
    Henkel KGaA, Preferred (Chemicals)             77,800          5,276,534
    Mannesmann AG (Conglomerate)                   97,120         15,267,197
    Wella AG, Preferred (Consumer Goods
      and Services)                               149,890          4,176,649
                                                                ------------
                                                                $ 24,858,015
----------------------------------------------------------------------------
  Greece - 1.1%
    Antenna TV S.A., ADR (Broadcasting)*          268,300       $  2,414,700
    Hellenic Telecommunication Organization
      S.A., GDR (Telecommunications)              257,243          5,453,365
                                                                ------------
                                                                $  7,868,065
----------------------------------------------------------------------------
  Ireland - 1.1%
    Anglo Irish Bank Corp. PLC (Banks and
      Credit Cos.)                              3,504,839       $  8,161,111
    Trintech Group PLC, ADR (Computer
      Software - Products)*                         2,150             37,894
                                                                ------------
                                                                $  8,199,005
----------------------------------------------------------------------------
  Italy - 1.4%
    Banca Carige S.p.A. (Banks and
      Credit Cos.)                                155,430       $  1,366,314
    Telecom Italia Mobile S.p.A.,
      Saving Shares (Telecommunications)*       2,496,100          8,661,345
                                                                ------------
                                                                $ 10,027,659
----------------------------------------------------------------------------
  Japan - 13.0%
    Canon, Inc. (Special Products and
      Services)                                   321,000       $  9,086,068
    Chugai Pharmaceutical Co. Ltd
      (Pharmaceuticals)                           855,000         10,172,711
    Chukyo Coca-Cola Bottling Co. Ltd.
      (Food and Beverage Products)                177,000          2,104,231
    Coca-Cola West Japan Co. Ltd. (Food and
      Beverage Products)                           33,472          1,490,214
    Don Quijote Co., Ltd. (Retail)                 10,400          2,594,512
    Fuji Heavy Industries Ltd. (Automotive)       699,000          5,942,372
    Fujitsu Ltd. (Computer Hardware - Systems)     88,000          2,651,315
    Hitachi Ltd. (Electronics)                  1,053,000         11,386,787
    Mikuni Coca-Cola Bottling Co. Ltd.
      (Food and Beverage Products)                269,000          5,678,373
    Mitsubishi Motor (Automotive)                 753,000          3,908,779
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                          1,035         27,508,635
    Olympus Optical Co. (Conglomerate)             62,000            838,803
    Sony Corp. (Electronics)                       24,000          3,744,387
    Takeda Chemical Industries Co.
      (Pharmaceuticals)                            32,000          1,839,186
    Toshiba Corp. (Electronics)                   736,000          4,632,662
                                                                ------------
                                                                $ 93,579,035
----------------------------------------------------------------------------
  Mexico - 0.1%
    Coca-Cola Femsa S.A., ADR (Beverages)          60,700       $    842,212
----------------------------------------------------------------------------
  Netherlands - 4.7%
    Akzo Nobel N.V. (Chemicals)                   170,400       $  7,335,452
    ING Groep N.V. (Financial Services)           178,071         10,500,516
    Libertel N.V. (Cellular Telephones)*          115,780          2,191,369
    STMicroelectronics Co. (Electronics)           87,100          7,647,404
    Wolters Kluwer N.V. (Publishing)              187,100          6,250,294
                                                                ------------
                                                                $ 33,925,035
----------------------------------------------------------------------------
  Norway - 1.5%
    Sparebanken NOR (Banks and Credit Cos.)       285,400       $  6,256,538
    Storebrand ASA (Insurance)                    702,745          4,881,418
                                                                ------------
                                                                $ 11,137,956
----------------------------------------------------------------------------
  Portugal - 1.7%
    Banco Pinto & Sotto Mayor S.A. (Banks
      and Credit Cos.)                            421,044       $  8,766,013
    Telecel - Comunicacoes Pessoais S.A.
      (Telecommunications)                         26,600          3,451,487
                                                                ------------
                                                                $ 12,217,500
----------------------------------------------------------------------------
  Singapore - 1.1%
    Chartered Semiconductor Manufacturing
      Co., ADR (Electronics)*                      36,125       $  1,198,898
    DBS Group Holdings Ltd.
      (Financial Services)                        300,459          3,397,059
    Overseas Union Bank Ltd. (Banks and
      Credit Cos.)                                774,332          3,352,893
                                                                ------------
                                                                $  7,948,850
----------------------------------------------------------------------------
  Spain - 0.8%
    Repsol S.A. (Oils)                            265,500       $  5,471,798
----------------------------------------------------------------------------
  Sweden - 1.9%
    A-Com AB (Communications)*                     48,700       v    562,903
    Saab AB, "B" (Aerospace)                    1,643,859         12,800,459
                                                                ------------
                                                                $ 13,363,362
----------------------------------------------------------------------------
  Switzerland - 2.6%
    Nestle S.A. (Food and Beverage Products)        3,125       $  6,029,335
    UBS AG (Banks and Credit Cos.)                 44,100         12,835,247
                                                                ------------
                                                                $ 18,864,582
----------------------------------------------------------------------------
  United Kingdom - 11.0%
    AstraZeneca Group PLC (Medical and
      Health Products)                            284,724       $ 12,869,566
    BP Amoco PLC (Oils)                           888,492          8,625,796
    British Aerospace PLC (Aerospace)           1,053,062          6,227,513
    British Telecommunications PLC
      (Telecommunications)                        625,104         11,336,514
    Cable & Wireless Communications PLC
      (Telecommunications)*                     1,618,022         16,957,556
    Capital Radio PLC (Broadcasting)              123,400          2,025,064
    Next PLC (Stores)                             604,900          6,523,437
    Orange PLC (Telecommunications)               238,800          5,931,223
    Telewest Communications PLC
      (Communications)*                           104,918             94,792
    TeleWest Communications PLC
      (Entertainment)*                          1,154,100          4,877,048
    Tomkins PLC (Conglomerate)                  1,157,000          3,914,103
                                                                ------------
                                                                $ 79,382,612
----------------------------------------------------------------------------
Total Foreign Stocks                                            $428,308,101
----------------------------------------------------------------------------
U.S. Stocks - 34.5%
  Aerospace - 0.3%
    TRW, Inc.                                      59,400       $  2,546,775
----------------------------------------------------------------------------
  Automotive - 0.9%
    Delphi Automotive Systems Corp.               403,000       $  6,624,313
----------------------------------------------------------------------------
  Broadcasting
    Spanish Broadcasting Systems, Inc.*             3,050       $     81,206
----------------------------------------------------------------------------
  Business Machines - 2.1%
    Hewlett-Packard Co.                            68,300       $  5,058,469
    International Business Machines Corp.          56,500          5,558,187
    Sun Microsystems, Inc.*                        42,900          4,539,356
                                                                ------------
                                                                $ 15,156,012
----------------------------------------------------------------------------
  Business Services - 0.7%
    H & R Block, Inc.                             114,000       $  4,852,125
----------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    BMC Software, Inc.*                           194,875       $ 12,508,539
    Computer Associates International, Inc.       302,000         17,063,000
    Compuware Corp.*                              249,200          6,930,875
    SunGard Data Systems, Inc.*                   280,974          6,866,302
    Synopsys, Inc.*                                86,400          5,383,800
                                                                ------------
                                                                $ 48,752,516
----------------------------------------------------------------------------
  Conglomerates - 0.9%
    Sodexho Marriott Services, Inc.               345,000       $  6,490,313
----------------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    Galileo International, Inc.                   445,130       $ 13,381,721
----------------------------------------------------------------------------
  Entertainment - 3.0%
    Disney (Walt) Co.                             262,300       $  6,918,163
    Hearst-Argyle Television, Inc.*               216,100          4,389,531
    Time Warner, Inc.                             145,000         10,104,687
                                                                ------------
                                                                $ 21,412,381
----------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Keebler Foods Co.*                            215,400       $  6,879,338
----------------------------------------------------------------------------
  Insurance - 4.5%
    CIGNA Corp.                                    87,000       $  6,503,250
    Hartford Financial Services Group, Inc.       199,100         10,315,869
    ReliaStar Financial Corp.                     359,100         15,418,856
                                                                ------------
                                                                $ 32,237,975
----------------------------------------------------------------------------
  Internet
    Akamai Technologies, Inc.*                      1,300       $    188,744
----------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                             236,800       $  8,584,000
----------------------------------------------------------------------------
  Medical and Health Products - 1.1%
    Bausch & Lomb, Inc.                           146,800       $  7,927,200
----------------------------------------------------------------------------
  Oils - 0.8%
    Conoco, Inc., "A"                             202,400       $  5,553,350
----------------------------------------------------------------------------
  Photographic Products - 0.6%
    Polaroid Corp.                                191,100       $  4,263,919
----------------------------------------------------------------------------
  Stores - 2.6%
    AutoZone, Inc.*                               161,200       $  4,281,875
    Costco Wholesale Corp.*                        37,400          3,003,688
    CVS Corp.                                     163,500          7,102,031
    Federated Department Stores, Inc.*            106,000          4,524,875
                                                                ------------
                                                                $ 18,912,469
----------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                   322,900       $  6,720,356
    Safeway, Inc.*                                198,900          7,023,656
                                                                ------------
                                                                $ 13,744,012
----------------------------------------------------------------------------
  Telecommunications - 4.3%
    Amdocs Ltd.*                                   26,300       $    731,469
    Bell Atlantic Corp.                            23,300          1,513,044
    Cincinnati Bell, Inc.                         236,100          4,913,831
    Global TeleSystems Group, Inc.*                21,600            517,050
    GTE Corp.                                      93,600          7,020,000
    MCI WorldCom, Inc.*                            58,000          4,977,125
    Motorola, Inc.                                 88,900          8,662,193
    Partner Communications Co. Ltd.*              178,200          2,806,650
                                                                ------------
                                                                $ 31,141,362
----------------------------------------------------------------------------
Total U.S. Stocks                                               $248,729,731
----------------------------------------------------------------------------
Total Stocks (Identified Cost, $589,700,413)                    $677,037,832
----------------------------------------------------------------------------
Short-Term Obligations - 6.3%
----------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
----------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 11/01/99   $ 19,600       $ 19,600,000
    Federal Home Loan Mortgage Corp.,
      due 11/05/99 - 11/08/99                      25,600         25,580,925
----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $ 45,180,925
----------------------------------------------------------------------------
Total Investments (Identified Cost, $634,881,338)               $722,218,757
Other Assets, Less Liabilities - (0.2)%                           (1,206,720)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $721,012,037
-----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
---------------------------------------------------------------------------
OCTOBER 31, 1999
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $634,881,338)       $722,218,757
  Cash                                                              57,942
  Receivable for Fund shares sold                                4,325,045
  Receivable for investments sold                                7,845,708
  Interest and dividends receivable                              1,015,894
  Other assets                                                       6,539
                                                              ------------
      Total assets                                            $735,469,885
                                                              ------------
Liabilities:
  Payable for investments purchased                             11,270,927
  Payable for Fund shares reacquired                             2,787,970
  Payable to affiliates -
    Management fee                                                  57,435
    Administrative fee                                                 862
    Shareholder servicing agent fee                                  5,743
    Distribution and service fee                                    35,419
  Accrued expenses and other liabilities                           299,492
                                                              ------------
      Total liabilities                                       $ 14,457,848
                                                              ------------
Net assets                                                    $721,012,037
                                                              ============
Net assets consist of:
  Paid-in capital                                             $575,390,316
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                87,330,865
  Accumulated undistributed net realized gain on
    investments and foreign transactions                        58,364,037
  Accumulated net investment loss                                  (73,181)
                                                              ------------
      Total                                                   $721,012,037
                                                              ============
Shares of beneficial interest outstanding                      32,289,592
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $384,435,643 / 17,082,745 shares of
     beneficial interest outstanding)                           $22.50
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                 $23.87
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $287,699,817 / 12,975,286 shares of
     beneficial interest outstanding)                           $22.17
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $47,335,104 / 2,162,848 shares of
     beneficial interest outstanding)                           $21.89
                                                                ======
Class I shares:
  Net asset value and offering price price per share
    (net assets of $817,118 / 36,104 shares of beneficial
     interest outstanding)                                      $22.63
                                                                ======
Class J shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $724,355 / 32,609 shares
     of beneficial interest outstanding)                        $22.21
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1999
----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $ 9,483,777
    Interest                                                       2,181,587
    Foreign taxes withheld                                        (1,037,032)
                                                                 -----------
      Total investment income                                    $10,628,332
                                                                 -----------
  Expenses -
    Management fee                                               $ 6,785,268
    Trustees' compensation                                            42,839
    Shareholder servicing agent fee                                  711,652
    Distribution and service fee (Class A)                           868,992
    Distribution and service fee (Class B)                         2,948,357
    Distribution and service fee (Class C)                           391,005
    Distribution and service fee (Class J)                             1,048
    Administrative fee                                                86,766
    Custodian fee                                                    466,223
    Printing                                                          86,320
    Postage                                                          154,149
    Auditing fees                                                     36,620
    Legal fees                                                         6,935
    Miscellaneous                                                    674,251
                                                                 -----------
      Total expenses                                             $13,260,425
    Fees paid indirectly                                            (120,979)
                                                                 -----------
      Net expenses                                               $13,139,446
                                                                 -----------
        Net investment loss                                      $(2,511,114)
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $90,772,487
    Foreign currency transactions                                    (56,043)
                                                                 -----------
      Net realized gain on investments and foreign
        currency transactions                                    $90,716,444
                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 5,105,694
    Translation of assets and liabilities in
       foreign currencies                                             45,201
                                                                 -----------
      Net unrealized gain on investments                         $ 5,150,895
                                                                 -----------
        Net realized and unrealized gain on investments
          and foreign currency                                   $95,867,339
                                                                 -----------
          Increase in net assets from operations                 $93,356,225
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 1999             1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (2,511,114)   $    (855,865)
  Net realized gain on investments and foreign currency
    transactions                                                 90,716,444       27,285,549
  Net unrealized gain on investments and foreign currency
    translation                                                   5,150,895        9,488,026
                                                              -------------    -------------
    Increase in net assets from operations                    $  93,356,225    $  35,917,710
                                                              -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $        --      $    (989,278)
  From net investment income (Class C)                                 --            (12,160)
  From net investment income (Class I)                                 --             (3,499)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (13,250,121)      (8,921,954)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (12,904,747)     (13,016,806)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (1,483,607)        (889,258)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (30,531)         (23,223)
                                                              -------------    -------------
    Total distributions declared to shareholders              $ (27,669,006)   $ (23,856,178)
                                                              -------------    -------------
Net increase in net assets from Fund share transactions       $  77,262,844    $ 128,126,288
                                                              -------------    -------------
      Total increase in net assets                            $ 142,950,063    $ 140,187,820
Net assets:
  At beginning of period                                        578,061,974      437,874,154
                                                              -------------    -------------

At end of period (including accumulated net investment loss
of $73,181 and $63,033, respectively)                         $ 721,012,037    $ 578,061,974
                                                              =============    =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1999               1998              1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $20.35             $20.09            $18.45          $16.68          $16.95
                                                   ------             ------            ------          ------          ------
Income from investment operations# -
  Net investment income                            $ --               $ 0.06            $ 0.08          $ 0.07          $ 0.09
  Net realized and unrealized gain on
    investments and foreign currency                 3.14               1.35              3.49            2.60            1.37
                                                   ------             ------            ------          ------          ------
      Total from investment operations             $ 3.14             $ 1.41            $ 3.57          $ 2.67          $ 1.46
                                                   ------             ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $ --               $(0.11)           $ --            $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                   (0.99)             (1.04)            (1.93)          (0.90)          (1.73)
                                                   ------             ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(0.99)            $(1.15)           $(1.93)         $(0.90)         $(1.73)
                                                   ------             ------            ------          ------          ------
Net asset value - end of period                    $22.50             $20.35            $20.09          $18.45          $16.68
                                                   ======             ======            ======          ======          ======
Total return(+)                                     15.82%              7.46%            20.81%          16.72%          10.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.59%              1.60%             1.63%           1.65%           1.61%
  Net investment income                              0.00%              0.28%             0.42%           0.38%           0.58%
Portfolio turnover                                     92%                64%               65%             83%             73%
Net assets at end of period (000 Omitted)        $384,436           $280,454          $167,390         $94,909         $52,164

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             1999               1998              1997             1996             1995
------------------------------------ -----------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $20.21             $19.97            $18.36           $16.55           $16.78
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.09)            $(0.11)           $(0.07)          $(0.08)          $(0.05)
  Net realized and unrealized gain on
    investments and foreign currency               3.04               1.39              3.46             2.60             1.37
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 2.95             $ 1.28            $ 3.39           $ 2.52           $ 1.32
                                                 ------             ------            ------           ------           ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                   $(0.99)            $(1.04)           $(1.78)          $(0.71)          $(1.55)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $22.17             $20.21            $19.97           $18.36           $16.55
                                                 ======             ======            ======           ======           ======
Total return                                      14.90%              6.75%            19.74%           15.75%            9.07%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.34%              2.35%             2.39%            2.45%            2.55%
  Net investment loss                             (0.76)%            (0.51)%           (0.36)%          (0.44)%          (0.35)%
Portfolio turnover                                   92%                64%               65%              83%              73%
Net assets at end of period (000 Omitted)      $287,700           $267,886          $253,354         $182,139         $156,286

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                   1999              1998             1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $19.97            $19.78           $18.24         $16.53         $16.80
                                                       ------            ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                                  $(0.16)           $(0.10)          $(0.06)        $(0.06)        $(0.05)
  Net realized and unrealized gain on
    investments and foreign currency                     3.07              1.34             3.44           2.57           1.37
                                                       ------            ------           ------         ------         ------
      Total from investment operations                 $ 2.91            $ 1.24           $ 3.38         $ 2.51         $ 1.32
                                                       ------            ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $ --              $(0.01)          $ --           $ --           $ --
  From net realized gain on investments and
    foreign currency transactions                       (0.99)            (1.04)           (1.84)         (0.80)         (1.59)
                                                       ------            ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $(0.99)           $(1.05)          $(1.84)        $(0.80)        $(1.59)
                                                       ------            ------           ------         ------         ------
Net asset value - end of period                        $21.89            $19.97           $19.78         $18.24         $16.53
                                                       ======            ======           ======         ======         ======
Total return                                            14.88%             6.64%           19.86%         15.82%          9.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             2.34%             2.35%            2.36%          2.39%          2.49%
  Net investment loss                                   (0.76)%           (0.50)%          (0.33)%        (0.34)%        (0.31)%
Portfolio turnover                                         92%               64%              65%            83%            73%
Net assets at end of period (000 Omitted)             $47,335           $29,123          $16,658         $7,503         $2,908

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                                                   ------------------------------             OCTOBER 31,
                                                                     1999                    1998                   1997*
---------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                              $20.42                  $20.14                  $17.57
                                                                   ------                  ------                  ------
Income from investment operations# -
  Net investment income                                            $ 0.06                  $ 0.11                  $ 0.13
  Net realized and unrealized gain on investments and foreign
    currency                                                         3.14                    1.37                    2.44
                                                                   ------                  ------                  ------
      Total from investment operations                             $ 3.20                  $ 1.48                  $ 2.57
                                                                   ------                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                       $  --                   $(0.16)                 $  --
  From net realized gain on investments and foreign currency
    transactions                                                    (0.99)                  (1.04)                    --
                                                                   ------                  ------                  ------
      Total distributions declared to shareholders                 $(0.99)                 $(1.20)                 $  --
                                                                   ------                  ------                  ------
Net asset value - end of period                                    $22.63                  $20.42                  $20.14
                                                                   ======                  ======                  ======
Total return                                                        16.02%                   7.78%                  14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         1.34%                   1.35%                   1.38%+
  Net investment income                                              0.26%                   0.51%                   0.77%+
Portfolio turnover                                                     92%                     64%                     65%
Net assets at end of period (000 Omitted)                            $817                    $599                    $472

 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain offset arrangements.

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                           OCTOBER 31, 1999*
---------------------------------------------------------------------------
                                                                    CLASS J
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $22.58
                                                                     ------
Income from investment operations# -
  Net investment loss                                                $(0.10)
  Net realized and unrealized loss on investments
    and foreign currency                                              (0.27)
                                                                     ------
      Total from investment operations                               $(0.37)
                                                                     ------
Net asset value - end of period                                      $22.21
                                                                     ======
Total return                                                          (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           2.37%+
  Net investment loss                                                 (1.34)%+
Portfolio turnover                                                       92%
Net assets at end of period (000 Omitted)                              $724

 * For the period from the inception of Class J, July 7, 1999, through October 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 1999, the value of securities loaned was $5,686,962. These loans were collateralized by U.S. Treasury securities of $5,924,565. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1999, $2,500,966 and $29,637,502 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   1.00%
Average net assets in excess of $1 billion                               0.85%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,229 for the year ended October 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $185,448 for the year ended October 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $47,851 for the year ended October 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,428 and $49 for Class B and Class C shares, respectively, for the year ended October 31, 1999. Fees incurred under the distribution plan during the year ended October 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.70% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the Fund's Agent Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Fuji Bank 0.60% per annum of average net assets attributable to Class J shares and will retain the remaining 0.10%. A portion of the distribution fee equal to 0.05% per annum of the Fund's average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the Fund's Agent Company. Fees incurred under the distribution plan during the year ended October 31, 1999, were 0.95% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1999, were $18,061, $427,401, and $9,604 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $646,778,011 and $579,536,695, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $635,698,586
                                                                  ------------

Gross unrealized appreciation                                     $112,909,830
Gross unrealized depreciation                                      (26,389,659)
                                                                  ------------

    Net unrealized appreciation                                   $ 86,520,171
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                              ----------------------------------    ----------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                        63,109,043    $ 1,369,325,357         63,270,572    $ 1,328,540,567
Shares issued to
  shareholders in
  reinvestment of
  distributions                       642,440         13,367,581            475,953          9,014,410
Shares reacquired                 (60,450,001)    (1,314,372,776)       (58,297,803)    (1,233,152,862)
                              ---------------    ---------------    ---------------    ---------------
    Net increase                    3,301,482    $    68,320,162          5,448,722    $   104,402,115
                              ===============    ===============    ===============    ===============

Class B Shares
                                     YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                              ----------------------------------    ----------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         4,761,616    $   102,673,871          7,217,662    $   150,165,756
Shares issued to
  shareholders in
  reinvestment of
  distributions                       584,724         12,010,215            642,497         12,163,413
Shares reacquired                  (5,627,951)      (121,304,803)        (7,289,367)      (151,361,853)
                              ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)          (281,611)   $    (6,620,717)           570,792    $    10,967,316
                              ===============    ===============    ===============    ===============

Class C Shares
                                     YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                              ----------------------------------    ----------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                         3,608,010    $    76,600,971          1,968,268    $    40,771,694
Shares issued to
  shareholders in
  reinvestment of
  distributions                        63,158          1,280,840             39,122            731,968
Shares reacquired                  (2,966,772)       (63,177,836)        (1,391,012)       (28,864,563)
                              ---------------    ---------------    ---------------    ---------------
    Net increase                      704,396    $    14,703,975            616,378    $    12,639,099
                              ===============    ===============    ===============    ===============

Class I Shares
                                     YEAR ENDED OCTOBER 31, 1999           YEAR ENDED OCTOBER 31, 1998
                              ----------------------------------    ----------------------------------
                                       SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            12,469    $       272,774              6,519    $       132,173
Shares issued to
  shareholders in
  reinvestment of
  distributions                         1,469             30,528              1,410             26,719
Shares reacquired                      (7,198)          (161,537)            (1,996)           (41,134)
                              ---------------    ---------------    ---------------    ---------------
    Net increase                        6,740    $       141,765              5,933    $       117,758
                              ===============    ===============    ===============    ===============

Class J Shares
                                   PERIOD ENDED OCTOBER 31, 1999*
                              ----------------------------------
                                       SHARES             AMOUNT
----------------------------------------------------------------
Shares sold                            32,609    $       717,659
                              ===============    ===============

* For the period from the inception of Class J, July 7, 1999, through October 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1999, was $4,726. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund, including the schedule of portfolio investments, as of October 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years in the period then ended October 31, 1997, were audited by other auditors whose report dated December 5, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, are in conformity with generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
December 9, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $55,595,016 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 1999.

FOR THE YEAR ENDED OCTOBER 31, 1999, INCOME FROM FOREIGN SOURCES WAS $7,651,371 AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $991,964.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GLOBAL EQUITY FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill - Private Investor                     Ernst & Young LLP

Walter E. Robb, III - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting          financial consultant or, for an information
Group, Inc. (office services)                          kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                    (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                              INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt - President, Insight                  For general information, call toll free:
Resources, Inc. (acquisition planning                  1-800-225-2606 any business day from
specialists)                                           8 a.m. to 8 p.m. Eastern time.

Ward Smith - Former Chairman                           For service to speech- or hearing-impaired,
(until 1994), NACCO Industries (holding                call toll free: 1-800-637-6576 any business
company)                                               day from 9 a.m. to 5 p.m. Eastern time. (To
                                                       use this service, your phone must be equipped
INVESTMENT ADVISER                                     with a Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                    For share prices, account balances, exchanges,
Boston, MA 02116-3741                                  or MFS stock and bond market outlooks, call
                                                       toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                            anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                    WORLD WIDE WEB
Boston, MA 02116-3741                                  www.mfs.com

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                            MWE-2 12/99 101M 04/204/304/804/704